UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 3, 2005
                                (March 3, 2005)

                         SKYTERRA COMMUNICATIONS, INC.

            (Exact name of registrant as specified in its charter)


             Delaware                   000-13865              23-2368845
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


                         19 West 44 Street, Suite 507
                              New York, NY 10036
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (212) 730-7540


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our 8-K filed on December 27, 2004. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 7.01 - Regulation FD Disclosure

The Company issued a press release, dated March 3, 2005, which is attached hereto as Exhibit 99.1. The exhibit is furnished, not filed, pursuant to Regulation FD. For additional information concerning the subject matter of the press release, please visit the website of the Federal Communications Commission, www.fcc.gov.

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibit 99.1   Press release dated March 3, 2005

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           SKYTERRA COMMUNICATIONS, INC.
                                           (Registrant)


DATE:  March 3, 2005                       By: /s/ Robert C. Lewis
                                               --------------------------------
                                           Name:  Robert C. Lewis
                                           Title: Senior Vice President and
                                                  General Counsel